EIGHTH AMENDMENT TO THE
SANDERSON FARMS, INC. AND AFFILIATES
EMPLOYEE STOCK OWNERSHIP PLAN
THIS EIGHTH AMENDMENT is made and entered into by Sanderson Farms, Inc. (the “Corporation”) as set forth herein.
WHEREAS, the Corporation maintains the Sanderson Farms, Inc. and Affiliates Employee Stock Ownership Plan (the “Plan”); and
WHEREAS, the Corporation desires to revise the provisions of the Plan regarding diversification of investments, effective as of November 1, 2020; and
NOW, THEREFORE, pursuant to the provisions of Section 12.1 of the Plan, the Plan is hereby amended, effective as of November 1, 2020, as follows:
1.Section 7.11(a) is revised to read as follows:

With respect to all Qualifying Employer Securities acquired after 1986, each Qualified Participant may elect under the provisions of Code Section 401(a)(28)(B) within ninety (90) days after the close of each Plan Year in the Qualified Election Period to receive a distribution of at least twenty-five (25) percent of the Participant’s Accounts hereunder (to the extent such portion exceeds the amount to which a prior election under this Section applies). Notwithstanding the foregoing, (1) in the case of a Qualified Participant who has completed at least thirty (30) years of participation in the Plan, the preceding sentence shall be applied by substituting “fifty (50) percent” for “twenty-five (25) percent” with respect to the first five (5) Plan Years in the Qualified Election Period, and (2) in the case of the election year in which a Qualified Participant can make his last election (the sixth Plan Year in the Qualified Election Period), the preceding sentence shall be applied by substituting “fifty (50) percent” for “twenty-five (25) percent.”

2.Except as otherwise provided in this Eighth Amendment, the provisions of the Plan shall remain in full force and effect.
IN WITNESS WHEREOF, the undersigned has executed this Eighth Amendment to the Plan on this 16th day of July, 2020, effective as set forth herein.
              SANDERSON FARMS, INC.

              By: /s/ D. Michael Cockrell

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4820-2265-9264.4
0S0187-066481